                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 30, 2003
                Date of Report (Date of earliest event reported)

                               MBT FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

                                    000-30973
                            (Commission File Number)

                                   38-3516922
                     (I.R.S. Employer Identification Number)

                              102 East Front Street
                             Monroe, Michigan 48161
          (Address of principal executive offices, including zip code)

                                 (734) 241-3431
              (Registrant's telephone number, including area code)

                                [not applicable]
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following exhibit is furnished herewith:

         Exhibit No.              Description of Exhibit

                                  Press Release dated September 30, 2003
                                  regarding the Registrant's results of
                                  operations and financial condition for the three months ended September 30, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On September 30, 2003, MBT Financial Corp. issued a press release announcing an additional provision of $5.5 million to its allowance for loan losses for the quarter ended September 30, 2003, resulting in an expected reduction in earnings per share of $0.19 for the quarter ended September 30, 2003, and an expected reduction in earnings per share for its fiscal year ending December 31, 2003 to $0.95 to $1.00 per share. A copy of the press release is attached as Exhibit 99 and is incorporated by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MBT FINANCIAL CORP.

Date: October 1, 2003
                                    /s/ Ronald D. LaBeau
                                    ----------------------------------------
                                    Ronald D. LaBeau
                                    Chairman & CEO

                                  EXHIBIT INDEX



Exhibit Number       Description
--------------       -----------------------------------------------------------
     99              Press Release dated September 30, 2003 regarding the
                     Registrant's results of operations and financial condition for the three months ended September 30, 2003